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                                                                   EXHIBIT 10.28

Anthony G. Schmeck                                       Number of Shares 60,000

                            NONQUALIFIED STOCK OPTION
                                    UNDER THE
                      DIVERSIFIED CORPORATE RESOURCES, INC.
                       1998 NONQUALIFIED STOCK OPTION PLAN

     THIS AGREEMENT is executed by Diversified Corporate Resources, Inc., a Texas corporation (herein called "Company") to evidence the grant to Anthony G. Schmeck (herein called "Optionee") of a stock option effective as of April 26, 2001.

     WHEREAS, the Optionee is an key employee of the Company; and

     WHEREAS, the Optionee has been granted an option to purchase shares of common stock, par value $.10 per share (the "Common Stock"), of the Company pursuant to the Company's 1998 Amended and Restated Nonqualified Stock Option Plan, as amended (the "Plan"); and

     WHEREAS, the Company considers it desirable and in its best interests that Optionee be given an opportunity to acquire an additional equity interest in the Company in the form of an option to purchase shares of the Common Stock; and

     WHEREAS, this Option is granted under, and pursuant to the terms of the Plan.

     NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

     1. GRANT OF OPTION. The Company shall and does hereby grant to Optionee the
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option (the "Option") to purchase 60,000 shares (the "Shares") of Common Stock for the price per share in the manner and subject to the conditions hereinafter provided.

     2. TIME OF EXERCISE, VESTING AND EXERCISE PRICE OF OPTION. Subject to the
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terms hereof, the Option herein granted must be exercised in whole or in part at any time or times prior to April 26, 2011. Subject to the terms hereof, the Option herein granted shall become exercisable (i.e. shall vest) as to 7,500 shares of Common Stock per quarter on the last day of each

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calendar quarter ended the last day of March, June, September and December commencing with the quarter ended June 30, 2001, and ending with the quarter ended March 31, 2003. The exercise price of the Option shall be $ 3.40 per share, subject to adjustment as provided in the plan. The parties hereto acknowledge and agree that (a), except as set forth below, such vesting is contingent upon the Optionee being an officer of the Company as of any applicable vesting date regardless of the reason that the Optionee may cease to be an officer of the Company, and (b) subject to the restrictions herein as to when the Option is exercisable, the Optionee shall have the right to select the portion of the Option if and when the Optionee exercises any of this Option.

     If (i) a "Special Change in Control" occurs, and (ii) Optionee's employment with the Company terminates for any reason other than Voluntary Termination or Termination for Cause, during the twenty-four (24) month period immediately following the Effective Date (as reasonably determined by the Committee) of such Change in Control, then, notwithstanding the vesting schedule above, and any other provision of this Agreement to the contrary, this Option will become exercisable with respect to all of the Shares subject to this Option at the exercise prices at which the Option would have been exercisable if the Optionee had continued in employment through the dates set forth in the preceding paragraph on which the Option would have been exercisable with respect to all of the Shares, subject to this Option and will terminate as provided herein.

     For the purposes hereof, "Voluntary Termination" shall mean the Optionee's resignation from the Company unless such resignation is as a direct proximate result of (i) without Optionee's express written consent, the assignment to Optionee of any duties materially inconsistent with his positions, duties, responsibilities and status with the Company on the Effective Date of the Special Change in Control, (ii) a reduction of Optionee's base compensation and bonus to an amount which is greater than ten percent (10%) lower than such compensation on the Effective Date of the Special Change In

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Control, (iii) relocation of Optionee's principal location of work to any location which is both (x) in excess of fifty (50) miles from the location of Optionee's principal location of work on the Effective Date of the Special Change in Control, and (y) in excess of the sum of the distance from Optionee's principal residence on such Effective Date to the location of the Optionee's principal location of work on such Effective Date, plus 50 miles, or (iv) failure by the Company to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to the Optionee, expressly to assume and agree to perform the obligations of the Company under his Employment Agreement and this Agreement, or (v) any material breach of his Employment Agreement as in effect on the Effective Date of the Special Change in Control, or this Agreement, by the Company.

     For all purposes hereof, "Termination For Cause" shall mean Optionee's (i) violation of any provision of this Agreement (but only after Optionee has received written notice therof and been given a reasonable period, not less than thirty (30) days, to cure said violation), or (ii) conviction of a felony, or a misdemeanor involving moral turpitude.

     For all purposes hereof "Special Change in Control" means (i) any person or entity, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company, a majority-owned subsidiary thereof or J. Michael Moore ("Moore") and any affiliate of Moore, becomes the beneficial owner (as defined in Schedule 13(d) under the Exchange Act) of the Company's securities having twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company, or
(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any

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combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are beneficially owned (as defined in Section 13(d) of the Exchange
Act) in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction, or (iii) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period. The "Effective Date" of such Special Change in Control shall be the earlier of the date on which an event described in (i), (ii), or (iii) above occurs, or (iv) if earlier, the date of the occurrence of the approval by shareholders of an Agreement by the Company, the consummation of which would result in an event described in (i), (ii), or (iii) above, or (v) if earlier, the date of the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, a majority-owned subsidiary of the Company or Moore and any affiliate of Moore) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities, provided, however, that the events described in (iv) and (v) will be considered the Effective Date of a Special Change in Control only if they are followed within six (6) months by an event described in
(i), (ii) or (iii).

     3. METHOD OF EXERCISE. (a) In order to exercise this Option, in whole or in
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part, the Optionee shall deliver to the Company at its principal place of business, or at such other offices as

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shall be designated by the Company (i) a written notice of such Optionee's election to exercise this Option, which notice shall specify the number of Shares to be purchased pursuant to such exercise and (ii) either (A) cash or a check payable to the order of the Company, (B) notice that the exercise price is satisfied by reduction of the number of Shares to be received by Optionee upon exercise of this Option as provided in Section (b) below, with the amount of such reduction specified in such notice, (C) shares of Common Stock having a fair market value equal to the Exercise Price, or (D) a combination of the above. The Company shall undertake to make prompt delivery of the stock certificate(s) evidencing such part of the Shares, provided that if any law or regulation requires the Company to take any action with respect to the Shares specified in such notice before the issuance thereof, then the date of delivery of such Shares shall be extended for the period necessary to take such action.

     (b) At the election of the Optionee, the Optionee may exercise this Option without a cash payment of the exercise price by designating that the number of Shares issuable to Optionee upon such exercise shall be reduced by the number of Shares having a fair market value equal to the amount of the total Exercise Price for such exercise. In such instance, no cash or other consideration will be paid by the Optionee in connection with such exercise and no commission or other remuneration will be paid or given by the Optionee or the Company in connection with such exercise.

     (c) For all purposes relating to the surrender or delivery of Shares in satisfaction of obligations described in subsection (a) and (b) of this Section 3, the fair market value of the shares of Common Stock delivered or surrendered shall be determined as of the business day next preceding the date of their surrender or delivery, and shall mean the price at which such shares would exchange hands between a willing buyer and willing seller, neither of whom are under compulsion to buy or sell, as reasonably determined by the Committee; provided, however, that so long as such shares are listed

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on a national stock exchange or quoted on the National Association of Securities
Dealers Automated Quotation System ("NASDAQ"), it shall mean the closing sale price (or, if no closing sale price is quoted, the mean between the closing bid and sale price) of such shares on such exchange or on NASDAQ on such next business day, or, if no such shares were traded on such business day, the closing sale price (or, if no closing sale price is quoted, the mean between the closing bid and sale price) on the next preceding business day on which such shares were traded.

     (d) Upon the exercise of an Option, and before the transfer of Shares, the Optionee shall be required to pay to the Company, in cash or in Shares (including, but not limited to, the reservation to the Company of the requisite number of Shares otherwise payable to such person with respect to such Option in the manner described in (b)) the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes; provided, further, that the Committee may require that such payment be made in cash.

     4. TERMINATION OF OPTION. To the extent not theretofore exercised, the
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Option herein granted shall terminate with respect to all such Shares immediately upon Optionee's termination of employment for any reason, and shall terminate with respect to Shares, which have vested on the earlier of (a) August 9, 2011, (b) 180 days from the date on which Optionee's employment with the Company is terminated for any reason other than the death or disability of the Optionee, and (c) one (1) year from the date on which Optionee's employment with the Company is terminated if such termination is due to death or disability of the Optionee.

     5. RIGHTS PRIOR TO EXERCISE OF OPTION. The Option herein granted is
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nontransferable by Optionee except as herein otherwise provided. This Option may be pledged for the sole purpose of exercising stock options granted to the Optionee by the Company to purchase

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shares of Common Stock of the Company. Unless the Optionee is deceased or disabled, with the determination of the existence or nonexistence of such disability such disability left to the reasonable discretion of the Committee, or pledged as permitted hereunder, the Option herein may only be exercised by the Optionee. If the Optionee dies during the period of time that all or any of part of this Option is exercisable, the Optionee's executor or legal representative may exercise all or any part of this Option with respect to the Shares which are vested, at any time or times prior to the termination of the Option. If the Optionee is disabled, as aforesaid, the Optionee's legal representative may exercise all or any part of this Option with respect to the Shares which are vested, at any time or times prior to the termination of the Option. Optionee shall have no rights as a stockholder with respect to the Shares until payment of the Exercise Price for the Shares purchased by exercise of the Option, and the issuance of the Shares involved.

     6. BINDING EFFECT. Without limitation, the Option herein granted is issued
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under, and granted in all respects subject to all of the provisions of, the
Plan, all of which provisions of the Plan are incorporated herein by reference; provided, however, without limitation, that the provisions of this Agreement will determine the agreement of the parties with respect to each matter set forth herein to the extent the provisions of this Agreement do not require a result that is inconsistent with the Plan; and provided, finally, that the parties expressly agree that no inference shall be drawn with respect to the intent of the parties based on the inclusion of, or reference to, some provisions of the Plan in this Agreement, and the omission of such inclusion or reference with respect to other provisions of the Plan in this Agreement; and provided, finally, that this Agreement shall be binding upon and inure to the benefit of the Company, and its representatives, successors and assigns, and the Optionee and his or her legal representative (to the extent expressly permitted).

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     7. MULTIPLE ORIGINALS. This Agreement may be executed in multiple
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counterparts with each counterpart constituting an original for all purposes.

     8. AMENDMENT. This Agreement may not be amended or revised in such a manner
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as to impair the rights of the Optionee without Optionee's written consent.

     9. TOTAL AGREEMENT. This Agreement may not be amended or revised except by
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a written instrument executed by both of the parties to this Agreement.

     10. COMMITTEE AUTHORITY. Any questions concerning the interpretation of
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this Agreement, including without limitation the incorporated provisions of the
Plan, shall be determined by the Committee in its reasonable discretion.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed effective as of the April 26, 2001.

                                         DIVERSIFIED CORPORATE RESOURCES, INC.


                                         By:
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                                              J. Michael Moore, Chairman
                                              and Chief Executive Officer


                                              ----------------------------------
                                              Anthony G. Schmeck

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